UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 10/30/2009

EnerSys

(Exact name of registrant as specified in its charter)

Commission File Number: 1-32253

Delaware	23-3058564
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2366 Bernville Road, Reading, Pennsylvania 19605

(Address of principal executive offices, including zip code)

(610) 208-1991

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On October 30, 2009, EnerSys issued a press release announcing that it has signed a definitive agreement to acquire the industrial battery businesses of the Swiss company Accu Holding AG (SIX:ACUN). The transaction is subject to approval by the general assembly of Accu Holding. An extraordinary meeting of the general assembly is scheduled for November 24, 2009 after which the transaction is scheduled to close. For additional information, reference is made to the press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release, dated October 30, 2009, of EnerSys regarding the Accu Holding AG transaction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERSYS

By:	/S/ RICHARD W. ZUIDEMA
Name:	Richard W. Zuidema
Title:	Executive Vice President Administration

Dated: October 30, 2009

Exhibit Index

Exhibit No.	Description

EX-99.1	Press Release, dated October 30, 2009, regarding the Accu Holding AG transaction.